UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 24, 2014

                          SYNERGY RESOURCES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                        001-35245                20-2835920
--------------------             -----------------        -----------------
(State or other jurisdiction   (Commission File No.)     (IRS Employer
of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

     On April 24, 2014, the Company announced that, as of February 28, 2014, its estimated proved oil and gas reserves were 9,661,892 barrels of oil and 60,591,734 cubic feet of gas, for a combined 19.7 million BOE (barrels of oil equivalent). The estimated proven value of these reserves, before tax and discounted at 10%, was $326 million. As of February 28, 2014, total BOE increased by 43%, and present value increased by 38%, as compared to the Company's reserves as of August 31, 2013.

     The report of Ryder Scott, the Company's independent petroleum reserve engineer, is filed as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number    Description

  99.1    April 24, 2014 press release
  99.2    Ryder Scott report regarding oil and gas reserves as of February 28,
          2014

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 2014             SYNERGY RESOURCES CORPORATION


                                  By:/s/ William E. Scaff, Jr.
                                     ------------------------------------------
                                     William E. Scaff, Jr., Co-Chief Executive
                                       Officer


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